UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2009

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                  Results of Operations and Financial Condition.

In this Current Report on Form 8-K and in the exhibit included as part of this Current Report, “Cornell,” “we,” “us,” and “our” refer to Cornell Companies, Inc. and its subsidiaries.

On March 5, 2009, we issued a press release setting forth financial results for the three and 12 months ended December 31, 2008.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

The statements made herein, including the accompanying exhibit, that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Company’s outlook for 2009, ability to succeed, growth for 2009, long-term demand, future earnings, facility expansions including those at D. Ray James Prison, results of operations and effective tax rate, as well as any other statements that are not historical facts.   Such statements are subject to numerous risks, uncertainties and assumptions including but not limited to those associated with general economic and market conditions, including the impact governmental budgets can have on our per diem rates and occupancy, Cornell’s ability to perform according to its current expectations, changes in supply and demand, actions by government agencies and other third parties, access to capital and other risks and uncertainties detailed in the Company’s most recent Form 10-K and other filings made by us from time to time with the Securities and Exchange Commission, which are available free of charge on the SEC’s Web site at www.sec.gov.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from the statements made.  Each forward looking-statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward looking-statement, whether as a result of new information, future events or otherwise.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01                  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 5, 2009 reporting results of operations for the three and 12 months ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: March 5, 2009

	By:	/s/ Cathryn L. Porter
Cathryn L. Porter
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 5, 2009 reporting results of operations for the three and 12 months ended December 31, 2008